UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 4, 2004

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THE RICEX COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	0-24285	68-0412200
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1241 Hawk's Flight Court
El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 933-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

        On October 1, 2004, The RiceX Company (the “Company”) dismissed Moss Adams LLP (“Moss Adams”) as its independent auditors and engaged Perry-Smith LLP (“Perry-Smith”) as its independent auditors effective as of October 4, 2004. Such decision to change independent auditors was approved by the Company’s Board of Directors and by the Audit Committee of the Company’s Board of Directors.

        Moss Adams’ reports on the Company’s financial statements for each of the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended December 31, 2003 and 2002 and the period from December 31, 2003 through the end of Moss Adams’ engagement with the Company, there have been no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for either of such fiscal years, except the following:

•	In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2003, Moss Adams had a disagreement with the Company relating to the timing of revenue recognition with respect to one of the Company’s customer contracts.

        The Audit Committee of the Board of Directors of the Company discussed the subject matter of such disagreement with Moss Adams, and the matter was resolved to each party’s satisfaction prior to the filing of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. The Company has authorized Moss Adams to respond fully to the inquiries of Perry-Smith concerning the subject matter of such disagreement.

        The Company has provided Moss Adams with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Moss Adams’ letter, dated October 4, 2004, stating its agreement with such disclosures.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document

16	Letter from Moss Adams LLP dated October 4, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RICEX COMPANY
By: /s/ Terrence Barber
Date: October 5, 2004	Terrence Barber
Chief Executive Officer

THE RICEX COMPANY

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Document

16	Letter from Moss Adams LLP dated October 4, 2004